BRIDGE CAPITAL HOLDINGS

BRIDGE BANK

BRIDGE CAPITAL HOLDINGS
NASDAQ: BBNK
BRIDGECAPITALHOLDINGS.COM

HOWE BARNES HOEFER & ARNETT
12th Annual Bank Conference

August 2007

Thomas A. Sa

Executive Vice President

Chief Financial Officer

Daniel P. Myers

President and Chief Executive Officer

Forward Looking Statements

      Certain matters discussed herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbors created by that Act.  Forward-looking statements describe future plans, strategies, and expectations, and are based on currently available information, expectations, assumptions, projections, and management's judgment about the Bank, the banking industry and general economic conditions.  These forward-looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward-looking statements.  These risks and uncertainties include, but are not limited to: (1) competitive pressures in the banking industry; (2) changes in interest rate environment; (3) general economic conditions, nationally, regionally, and in operating markets; (4) changes in the regulatory environment; (5) changes in business conditions and inflation; (6)
changes in securities markets; (7) future credit loss experience; (8) the ability to satisfy requirements related to the Sarbanes-Oxley Act and other regulation or internal control; (9) civil disturbances or terrorist threats or acts, or apprehension about the possible future occurrences of acts of this type; and (10) the involvement of the United States in war or other hostilities.  The reader should refer to the more complete discussion of such risks in Bridge Capital Holdings reports on Forms 10-
K and 10-Q on file with the SEC.

Market

NASDAQ (Global Market)

Symbol

BBNK

Recent Price History

7-18-07              52  Wk:    High         Low

$22.60                               $24.58      $19.20

Shares Outstanding

6,425,525

Market Capitalization

$145.0 million

P/E Ratio

Trailing:     16.9 (7-18-07)

Forward1:   12.91

Assets @ 6-30-07

$763.8 million

Q2 ’07 Net Interest Margin

6.75%

Q2 ’07 ROA

1.57%

Q2 ’07 ROE

22.09%

Analyst Coverage

Howe Barnes Hoefer & Arnett

D.A. Davidson & Co.

Bridge Capital Holdings

Financial and Trading Snapshot

1  Based on First Call FY08 consensus EPS of $1.75 per share.

BRIDGE BANK

Established 2001

National Charter (OCC)

Offices

Two Regional Offices

Eight Business Offices

161 Employees

Primary Lines of Business

1.

Commercial and Industrial Banking

International

2.

Technology Banking

3.

SBA and Commercial Mortgage Banking

4.

Construction Lending

5.

Asset-Based Lending/Factoring

Among the Fastest Growing, Highest Performing
Commercial Banks in the Nation

Opportunity

Expertise

Execution

=  Results

Fundamental business
banking focus

Attractive SV/SCC
demographics

Compelling bank
market opportunity

+

+

Our Model

Experienced board
& execs

Ability to recruit
top-tier bankers

Deep and broad
relative product
and service menu
for bank size

Strategic vendor
alliances

Scalable systems  &
business lines

Disciplined bankers

Technology
banking expertise

Superior net interest margin . . . Solid revenue and earnings growth . . .
Peer level efficiency . . . Excellent asset quality . . . Strong ROA & ROE.

BRIDGE CAPITAL HOLDINGS

BRIDGE BANK

NASDAQ: BBNK

            A business banking franchise

that is the

Professional Business Bank of Choice

for small- and middle-market businesses and
emerging technology companies in Silicon Valley,
California and the nation.

Our Vision

BRIDGE
CAPITAL
HOLDINGS

1. Highly **EXPERIENCED** credentialed and disciplined **BANKERS**

2. Competitive **PRODUCTS** and **SERVICES** through channel partner relationships

3. Outsourced **BANKING TECHNOLOGY** comparable to large national mega banks

NASDAQ: BBNK

Unique Value Proposition

SIMPLIFIED
customer
experience.

SOPHISTICATED
business banking.

Market Dynamics

Core region – Silicon Valley*

Population 3.9 million1 (+3.6% since ’00)

San Jose 10th largest city in US2

121k HQ businesses (<250 employees)3

Among highest median family and per capita incomes in US4

Unemployment 4.3%3

Silicon Valley represents 33%+ of U.S. venture capital investment
($9.1 b in 2006)5

Ample growth opportunity in headquarters region minimizes expansion risk

Business line diversity mitigates economic risk

Relatively low concentration in real estate

*: Silicon Valley Region = Santa Clara, San Mateo, and Alameda Counties

1: US Census Bureau 2006 Estimate

2: San Jose/Silicon Valley Chamber of Commerce

3: California Employment Development Department

4: US Census/HUD CRA/HMDA Report 2007

5: National Venture Capital Association/PricewaterhouseCoopers Money Tree Survey

BRIDGE
CAPITAL
HOLDINGS

25%
20%
15%
10%
5%
0%
20.17%
18.82%
5.99%
4.37%
4.31%
4.01%
3.27%
2.33%
1.78%
1.02%
0.93%
0.59%
Bof A
Wells
Citibank
Comerica
Greater Bay
Silicon Valley
Bank / West
Union
US Bank
UCBH
Heritage Bank
Bridge Bank

NASDAQ: BBNK

Significant Market Opportunity

% Deposit Market Share in Silicon Valley Region*

Source: FDIC; as of June 30, 2006

Silicon Valley
Region*
Deposits:

$97.1b

Announced Sale
to WFB 5-4-07

*Silicon Valley Region= Santa Clara, San Mateo, and Alameda Counties; select list of banks with material business focus listed

Opportunistic Growth

Expansion beyond Northern California

Ability to successfully export unique banking
model to complimentary markets

Leverage core competencies and bank
technology for growth opportunities

C&I Banking: Sacramento

Tech Banking: SoCal, Dallas TX, Reston VA

All organic growth and expansion to date

Markets

REGIONAL OFFICES

San Jose (Main)

Palo Alto

BUSINESS OFFICES

Sacramento (C&I, SBA)

San Diego (SBA)

East Bay (C&I)

Los Angeles (SBA)

Redwood City (const)

Dallas, TX (tech)

Reston, VA (tech)

Orange County (tech)

$1,000
$800
$600
$400
$200
$0
$279
$409
$535
$722
$764

NASDAQ: BBNK

($ Millions)

Total Assets

Balance Sheet Growth

12/31/04

12/31/05

12/31/06

6/30/07

33% CAGR (3.5 Years)

Purely Organic
Growth

Consistent Leverage

Strong Asset Quality

12/31/03

Focus on Core Funding Sources

Deposit Mix as of 6/30/07

TCD>$100K

Money Market

TCD<$100K

Non-Interest
Bearing Demand

$681 Million

@ 6-30-07

Diversification of Lending Activity

Loan Mix as of 6/30/07

C & I

Construction

Land

CRE

SBA

ABL/F

Tech

Other

$606 Million

@ 6-30-07

Top 20 Community Banks in
C&I Asset Concentration and Growth
Bank portfolios with over 40% of total loans in C&I on Dec. 31, 2006
Rank
0% 10% 20% 30% 40% 50% 60% 70% 80% 90%
Tennessee Commerce Bank
Park Bank
Western National Bank
Bridge Bank
Excel Bank
ServisFirst Bank
National Bank of California
Nicolet National Bank
Community National Bank
Signature Bank of Arkansas
North Side Bank and Trust Co.
Crown Bank
Fidelity Bank
Surrey Bank and Trust
10
20
30
40
50
60

NASDAQ: BBNK

SOURCE:  American Banker magazine, American Bankers Association, March 2007 issue; US banks $500M - $1b Total Assets

Ranked #3 for C&I Lending

BRIDGE CAPITAL HOLDINGS

1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
-0.25%
1.38%
1.41%
1.35%
1.36%
1.31%
1.25%
0.95%
0.53%
0.35%
0.03%
0.08%
0.16%
0.00%
-0.04%
0.07%
0.08%
0.00%
0.00%
2003
2004
2005
2006
Q1 2007
Q2 2007
NCO's
NPL's
ALLL/Loans

NASDAQ: BBNK

Excellent Asset Quality

ALLL & Non-Performing Loans & Net Charge-Offs

%

Gross

Loans

8%
7%
6%
5%
4%
3%
2%
6.75%
2003
2004
2005
2006
Q1 2007
Q2 2007
BBNK
Bank of America
Wells Fargo
Comerica
Silicon Valley Bank
Greater Bay Bancorp
UnionBanCal
Hertitage

NASDAQ: BBNK

Favorable Comparables

Net Interest Margin

BRIDGE
CAPITAL
HOLDINGS

$50,000
$40,000
$30,000
$20,000
$10,000
$0
$2,663
$9,898
$3,855
$16,561
$4,197
$27,503
$3,837
$38,691
$3,907
$22,878
Net interest income
Non-interest income

NASDAQ: BBNK

Revenue Growth

2004

2005

2006

2007 YTD

($ Thousands)

2003

Diversified Revenue Sources

2007 (Six Months)

C & I

SBA

Construction

ABL/F

Tech

BRIDGE CAPITAL HOLDINGS

110%
100%
90%
80%
70%
60%
50%
40%
2003
2004
2005
2006
Q1 2007
Q2 2007
57.93%
BBNK
Bank of America
Wells Fargo
Comerica
Silicon Valley Bank
Greater Bay Bancorp
UnionBanCal
Heritage

NASDAQ: BBNK

Favorable Comparables

Efficiency Ratio

BRIDGE CAPITAL HOLDINGS

1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.68%
0.89%
1.23%
1.42%
1.51%

NASDAQ: BBNK

Increasing Returns: ROA

2004

2005

2006

2007
YTD

2003

Excludes Recognition of Deferred Tax Asset of $1.9M in FY 2003

Q2

1.57%

Q1

1.44%

$10,000
$7,500
$5,000
$2,500
$0
$1,505
$3,037
$5,725
$8,634
$5,427

NASDAQ: BBNK

Profitability: Net Income & EPS

2004

2005

2006

$1.27

$0.78

($000, except per diluted share amounts)

$0.85

$0.46

$0.24

2003

EPS

Excludes Recognition of Deferred Tax Asset of $1.9M in FY 2003

2007
YTD

Q2

$2,983

$0.43

Q1

$2,444

$0.35

25%
20%
15%
10%
5%
0%
5.56%
9.87%
15.90%
19.34%
20.85%

NASDAQ: BBNK

Increasing Returns: ROE

2004

2005

2006

2003

Excludes Recognition of Deferred Tax Asset of $1.9M in FY 2003

2007
YTD

Q2

22.09%

Q1

19.52%

Why Invest in BBNK?

Highly Focused Business Banking Strategy

Attractive Silicon Valley Market + Opportunistic Growth

True Business Line Diversification

Mitigates Risk + Supports Performance Consistency

Experienced, Disciplined Board & Management

All-Organic Growth to-Date

Excellent Asset Quality

Superior Net Interest Margin

BRIDGE CAPITAL HOLDINGS

Most Bankers get excited about financial statements.
At Bridge Bank, this is the kind of financial statement that excites us.
"Bridge Bank helped us grow by 27% over the past two years."
BRIDGE BANK
THE SMARTER CHOICE IN BUSINESS BANKING.

Between every business person's goals & accomplishments
There is a Bridge.
(The smarter way to get from here to there.)
BRIDGE BANK
THE SMARTER CHOICE IN BUSINESS BANKING.

NASDAQ: BBNK

Thank You / Q & A